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                                                                    Exhibit 10.4


                                STANDARD FORM OF
                             SKYCACHE, INCORPORATED
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


No. of Shares Subject to this Agreement:  ___________________
Expiration Date:                          ___________________


     THIS NON-QUALIFIED STOCK OPTION AGREEMENT dated the _____ day of ____________, ______, by and between SkyCache, Incorporated, a Delaware corporation ("Company"), and ________ ("Participant") is made pursuant and
              -------                   -----------
subject to the provisions of the Company's 1998 Employee Stock Incentive Plan

("Plan"), a copy of which has been given to Participant.  All terms used herein
------
that are defined in the Plan have the same meaning given them in the Plan.


        1.  Grant of Option.  Pursuant to the Plan, and subject to the terms and
            ---------------
conditions set forth herein, the Company, on __________________, _____ ("Date of
                                                                         -------
Grant"), granted to the Participant an Option to purchase all or any part of an
-----
aggregate of ______ shares of Common Stock of the Company (which together with any securities issued with respect to those shares by way of stock dividend, stock split, share transfer, merger, consolidation, or other change in capitalization, whether before or after the date of exercise of the Option, are referred to as ("Purchase Shares"), with a par value of $.01 per share, at the
                 ---------------
purchase price of ______ per share ("Exercise Price"), such shares having a Fair
                                     --------------
Market Value on the Date of Grant of $__________ per share. This Option is not intended to be an incentive stock option under Section 422 of the Code.

        2.  Terms and Conditions. This Option is subject to the following terms
            --------------------
and conditions:

           (a)  Expiration Date. This Option shall expire on ______________
                ----------------
("Expiration Date"). No part of this Option may be exercised after that date.
  ---------------

           (b)  Exercise of Option by Participant. This Option shall be
                ----------------------------------
exercisable as of the Date of Grant with respect to _____ shares. The Option shall become exercisable with respect to an additional ______ shares on ___________, _____. The Option shall be exercisable with respect to the remaining _____ shares on _________________________,_____. Once any installment of the Option has become exercisable, it will remain so until the Expiration Date or until the Option terminates pursuant to Paragraph 3 below. A partial exercise of this Option shall not affect the Participant's right to exercise this Option with respect to the remaining shares, subject to the conditions of this Agreement.

           (c)  Exercise of Option Upon Participant's Death. If the Participant
                --------------------------------------------
dies before the Expiration Date and prior to any termination of the Option pursuant to Paragraph 3 below, this Option may be exercised for the number of shares Participant was entitled to purchase on the date of his death by the
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Participant's estate, personal representative, person(s) or entity to whom his rights under this Option shall pass by will or the laws of descent and distribution. The estate, personal representative, or other such person or entity must exercise the Option in accordance with the procedures set forth in this Agreement no later than the earlier of (i) six (6) months after the date of the Participant's death, or (ii) the Expiration Date.


           (d)  Method of Exercising Option and Payment for Shares. This Option,
                ---------------------------------------------------
or any portion thereof, shall be exercised by written notice delivered to the attention of the Company's Secretary at the Company's principal office. The exercise date shall be (i) the date of postmark, in the case of notice by mail, or (ii) the date of delivery, if delivered in person. The exercise notice shall be accompanied by payment of the Exercise Price in full and any required Tax
                                                                         ---
Withholding (as defined in Paragraph 6 below). As a condition to exercise of
-----------
this Option, the Participant shall deliver an executed copy of any Stockholder Agreement among the Company's stockholders then in effect. Payment shall be made in cash, in the form of currency or check or other cash equivalent acceptable to the Company. Notwithstanding the foregoing, by mutual agreement of the Company and Participant, Participant may exercise this Option on a cashless basis through the cancellation of issued and outstanding shares of Common Stock of the Company, or the cancellation of Purchase Shares otherwise exercisable pursuant to this Option, having a Fair Market Value equal to the Exercise Price.


           (e)  Nontransferability. This option may not be transferred except by
                -------------------
will or by the laws of descent and distribution. During the Participant's lifetime, this Option may be exercised only by the Participant.


        3.  Termination of Employment with the Company or an Affiliate. In the
            -----------------------------------------------------------
event the Participant ceases to be employed by the Company or an Affiliate prior to the Expiration Date, Participant may exercise this Option with respect to all or part of the shares for which Participant could have exercised the Option on the date of his termination of employment with the Company and its Affiliates. Such Option may be exercised no later than three (3) months following the date his employment terminates, but in no event later than the Expiration Date. No additional portion of this Option shall become exercisable after the date the Participant terminates employment.

        4.  Redemption of Purchase Shares. Upon the Participant's separation
            ------------------------------
from service with the Company or an Affiliate, the Company shall have the option (but not the obligation) to purchase any Purchase Shares, and the Participant, his estate, personal representative, or other person or entity who acquires the shares by will or by the laws of descent and distribution shall be required to sell such shares to the Company. The redemption price for the Purchase Shares will be the Fair Market Value of the shares on the date of redemption. The Company's acquisition of the Purchase Shares, and payment of the redemption price, to the Participant, his representative or other person(s) or entity will occur on a date determined by the Company (which, in the event of the Participant's death, will be no earlier than three (3) months after the date of death) and will be completed no later than six (6) months after the date of separation from service.

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        5. Transfer of Shares. Participants shall not transfer, or permit the
           -------------------
transfer of, any of his Purchase Shares, except in accordance with Paragraph 4 of this Agreement. Any non-authorized transfer of shares will be void and of no legal force.

        6.  Withholding Taxes.  If the Company shall be required to withhold any
            ------------------
federal, state, local or foreign tax ("Tax Withholding") in connection with any
                                       ---------------
exercise of the Option, Participant shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof concurrent with the payment of the Exercise Price.

        7. No Rights as a Shareholder. The Participant shall have no rights as a
           ---------------------------
shareholder with respect to the Common Stock until the Participant has exercised the Option, paid the Exercise Price, and paid any Tax Withholding in accordance with the requirements of this Agreement.

        8. Representations and Warranties of Participant. Participant represents
           ----------------------------------------------
and warrants to the Company that:

           (a) Agrees to Terms of the Plan and this Agreement. Participant has
               -----------------------------------------------
received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Participant acknowledges that there may be adverse tax consequences upon acquisition of the Purchase Shares, and that Participant should consult a tax adviser prior to such acquisition or disposition.

           (b) Unregistered Stock. Participant acknowledges and understands that
               -------------------
any shares of Common Stock acquired upon the exercise of this Option will not be registered under the Securities Act of 1933, as amended ("1933 Act"), or any
                                                          --------
applicable state securities laws by reason of claimed exemptions from registration thereunder which depend in part on Participant's investment intentions and is aware that no federal or state agency has made any review, finding or determination regarding the Common Stock nor any recommendation or endorsement of the Common Stock as an investment, and Participant must forego the security, if any, that such a review would provide.

           (c)  Access to Information. Participant has had access to all
                ----------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Participant reasonably considers important in making the decision to acquire the Purchase Shares, and Participant has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

           (d)  Party to Interest; Knowledge and Experience. Participant is the
                --------------------------------------------
sole party in interest with respect to the Common Stock subject to the Option and has sufficient knowledge and experience in financial and business matters to enable Participant to evaluate the merits and risks of this investment. Participant fully understands the substantial risks associated with the Company's business.

           (e)  Speculative Nature of Purchase. Participant recognizes the
                -------------------------------
speculative nature and the high risk of loss associated with the acquisition of Common Stock upon the exercise of this Option and the operation of the Company

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and affirms that Participant is willing and able to bear the high risk of this investment for an indefinite period of time.

           (f)  Restricted Securities. Participant acknowledges that the shares
                ----------------------
of Common Stock acquired upon the exercise of this Option will be "restricted" securities under the 1933 Act, and that Participant will therefore not be able to transfer, sell, assign or otherwise dispose of the shares unless the shares are registered under the 1933 Act and applicable state securities laws or unless an exemption is available. In addition to any legend required by any Shareholders' Agreement, Participant acknowledges that the certificate(s) representing any shares of Common Stock acquired upon the exercise of this Option may bear a restrictive legend as follows:

           The shares represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws. These shares may not be sold, exchanged, made subject to a security interest, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 and applicable state securities laws, or an opinion of counsel acceptable to the corporation that such registration is not required.

           The securities represented by this certificate are subject to the terms and conditions of a Stock Option Agreement, by and among Company and the shareholders of Company, which Agreement includes certain restrictions on transfer. A copy of such Stock Option Agreement is on file and available for inspection at the principal office of Company, and no transfer of the interests represented by this certificate shall be valid or effective unless or until the terms and conditions of such Agreement shall have been complied with.

        9. Representations and Warranties of Company. The Company represents and
           ------------------------------------------
warrants to the Participant that:


           (a)  Authority. This Agreement has been duly authorized and is a
                ----------
valid and binding instrument against the Company, enforceable in accordance with its terms.

           (b)  Compliance with Law. The Company shall make reasonable efforts
                --------------------
to comply with all applicable federal and state securities laws; provided,
                                                                 ---------
however, notwithstanding any other provision of this Agreement, the Option shall
-------
not be exercisable if the exercise thereof would result in a violation of any such laws.

           (c)  Purchase Shares. Upon the Participant's payment for the Purchase
                ----------------
Shares and any Tax Withholding, the Purchase Shares shall be duly authorized and issued, fully paid and nonassessable, and the Purchase Shares shall have good marketable title, free and clear of all liens, security interests and other encumbrances. Once payment has been made for the Purchase Shares and any Tax Withholding, the Company will release the applicable certificate to the Participant. The Participant shall have the right to vote the Purchase Shares

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and receive dividends thereon after the Exercise Price and any Tax Withholding has been paid to the Company and prior to their forfeiture.

        10.  Survival of Representations and Warranties.  All representations,
             -------------------------------------------
warranties, covenants, and agreements contained herein or made in writing by the Participant or the Company in connection with the transaction contemplated hereby, except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

        11.  Right to Terminate Employment and Adjust Compensation. This Option
             ------------------------------------------------------
does not confer upon the Participant any right to continued employment with the Company or an Affiliate, nor does any provision of this Agreement limit in any way any right that the Company or an Affiliate may otherwise have to terminate the employment or adjust the compensation of the Participant at any time.

        12.  Change in Capital Structure. The terms of this Option shall be
             ----------------------------
adjusted if the Company determines, in its sole discretion, that such adjustment is required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the terms of this Option.

        13.  Merger, Consolidations, Acquisitions or Dissolution of the Company.
             -------------------------------------------------------------------
In the event of the merger or consolidation of the Company with or into another unaffiliated entity, or the acquisition by another unaffiliated entity or person of all or substantially all of the Company's assets or more than fifty percent (50%) of the Company's then outstanding voting stock, or the liquidation, dissolution, or winding up of the Company (other than in a restructuring transaction which results in the continuation of the Company's business by an affiliated entity), then, at the election of the Company, either (i) the Option shall be assumed or an equivalent option substituted by any successor corporation to the Company, or (ii) the Company shall make provision for this Option to become exercisable, for a minimum of thirty (30) days prior to such event, as to all vested Option shares covered hereby through such date.

        14.  Fractional Shares. Fractional shares shall not be issued hereunder,
             ------------------
and when any provision hereof may entitle Participant to a fractional share, such fraction shall be disregarded.

        15.  Relation to Other Benefits.  Any economic or other benefit to the
             --------------------------
Participant under this Agreement shall not be taken into account in determining any benefits to which the Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any subsidiary.

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        16.  Lockup Agreement. Notwithstanding the above, in the event of any
             ----------------
registration of securities of the Company under the Securities Act of 1933, as amended, or under Section 12 of the Securities Exchange Act of 1934, as amended, the Participant agrees, if requested by the Company's underwriters, to execute a lockup agreement pursuant to which the Participant agrees, for a period of 180 days following such registration, not to sell, transfer or otherwise dispose of any Shares held by the Participant.

        17.  Notice. Any notice or other communication given pursuant to this
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Agreement shall be in writing and shall be personally delivered or mailed by
United States registered or certified mail, postage prepaid, return receipt requested, if to the Participant, at the address on the signature page hereto, and to the following addresses:

        If to the Company:   SkyCache, Incorporated
                             312 Laurel Avenue
                             Laurel, Maryland  20707
                             Attention:  President

Any such notice shall be deemed to have been given (a) on the date of postmark, in the case of notice by mail, or (b) on the date of delivery, if delivered in person.

        18.  Conflicts. In the event of any conflict between the provisions of
             ----------
the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan in effect on the date of this Agreement.

        19.  Binding Effect. Subject to the limitations stated above and in the
             ---------------
Plan, this Agreement shall be binding upon and inure to the benefit of legatees, distributees, and personal representatives of the Participants and the successors of the Company.

        20.  Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts hereof actually may have been executed and delivered. This Agreement shall become effective when the Company shall have executed and delivered a counterpart hereof to the Participant and the Participant shall have executed and delivered a counterpart hereof to the Company.

        21.  Severability. In the event that one or more of the provisions of
             -------------
this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

        22.  Entire Agreement. This Agreement and the Plan, shall constitute the
             -----------------
entire agreement with respect to the subject matter hereof.

        23.  Heading.  The section, subsection and paragraph headings utilized
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throughout this Agreement are for convenience and reference only, and the words contained herein shall not be held to expand, modify, amplify or aid in the interpretation, construction, or meaning of this Agreement.

        24.  Governing Law. This Agreement shall be governed by the laws of the
             --------------
State of Maryland.

        25.  Confidentiality Agreement. In consideration for the grant of this
             --------------------------
Option, Participant hereby agrees to execute and be bound by the terms of the Company's standard Confidentiality and Non-Disclosure Agreement.



                           [Signature Page Follows.]

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     This Agreement is executed by the Company as of the _______ day of

______________, _____.



                                      SKYCACHE, INCORPORATED


                                      By:    __________________________

                                      Name:  __________________________

                                      Title: __________________________



     The undersigned Participant hereby acknowledges receipt of an executed original of this Agreement and accepts the Option granted hereunder, subject to the terms and conditions above.


                        _________________________________________
                        [Participant]


                        DATE:  __________________________


                        Address: __________________________

                                 __________________________

                                 __________________________

                        Tax Identification Number:  ___________________

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